UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 22, 2006

Turbosonic Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21832	13-1949528
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 Parkside Drive, Suite A-14
Waterloo, Ontario N2L 5V4
Canada
(Address of principal executive offices)

Registrant's telephone number: (519) 885-5513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) and (c)

On June 22, 2006, our Board of Directors accepted the resignation, due to retirement, of Patrick J. Forde as a member of our Board and as our President and Secretary-Treasurer. Such resignation will take effect as of June 30, 2006. Mr. Forde is not currently serving on any committee of our Board.

On the same date, our Board elected Egbert van Everdingen, currently our Executive Vice President, as a member of our Board and as our President and Secretary-Treasurer, effective upon Mr. Forde's retirement.

As a consequence of Mr. Forde's resignation and Mr. van Everdingen's election, the composition of our Board will remain at seven members, including four independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2006

TURBOSONIC TECHNOLOGIES, INC.

By:	/s/ Edward F. Spink
Name:	Edward F. Spink
Title:	Chairman & Chief Executive Officer